Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Quarter Ended March 31, 2010

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Quarter Ended March 31, 2010

TABLE OF CONTENTS

Corporate
Company Background	1

Supplemental Financial Information
Operating and Financial Information	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Unconsolidated Real Estate Entities Statements of Operations	5
Unconsolidated Real Estate Entities Balance Sheets	6
Pro-Rata Consolidated Statements of Operations (Non-GAAP)	7
Pro-Rata Consolidated Balance Sheets (Non-GAAP)	8
Earnings Before Depreciation, Amortization and Taxes (EBDT) (Non-GAAP)	9
After Tax Cash Flow (ATCF) (Non-GAAP)	10
Investment Advisory, Management, Leasing and Development Services	11
Portfolio Data	12
Debt Summary	16
Capital Structure	18
Other Information	19

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our annual reports on Form 10-K and our quarterly reports on Form 10-Q, which are filed with the Securities and Exchange Commission.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis. Our company’s primary areas of focus are the acquisition and ownership of interests in premier properties, property development and redevelopment, and investment and property management activities.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of March 31, 2010, we own interests in and asset manage 27 operating properties with 13.2 million rentable square feet and provide leasing, asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet.

Our Investment Management Platform

Our sponsorship of partnerships and joint ventures provides us with additional institutional capital for investment as well as the opportunity to earn fees for asset management, property management, leasing and other services, as well as possible carried interest or promote fees.

Our Thomas High Performance Green Fund is intended to invest in commercial properties to be developed or redeveloped into high performance, energy-efficient, high productivity buildings. The fund currently has total capital commitments of $180 million, of which we have committed $50 million, and all of which is unfunded. The Green Fund is expected to invest nationally, focusing on markets with green sensibility and attractive office fundamentals. Green Fund investments will potentially seek ratings from the U. S. Green Building Council’s LEED Green Building Rating System.

TPG/CalSTRS is a value-add/core-plus joint venture with total capital commitments of $378.3 million of which $1.5 million is unfunded. This joint venture, in which we own a 25% interest, currently owns twelve office properties. The joint venture also holds a 25% interest in a joint venture which owns an additional ten office properties in Austin, Texas.

Our Fee Services

We have been engaged by NBC Universal to entitle and master plan approximately 124 acres on their Universal Studios Hollywood backlot for housing and related retail and community-serving uses. We are pursuing environmental clearance and governmental approvals for approximately 2,937 residential units and 180,000 square feet of retail and community-serving space.

We have been retained by Korean Air, a subsidiary of Hanjin Group, as fee developer for the entitlement, design and redevelopment of the 2.7 acre Wilshire Grand property in downtown Los Angeles, for which we are proposing the development of two buildings to include approximately 1.5 million square feet of office, 560 hotel rooms, and 100 residential condominiums, with supporting retail and restaurant uses, for a total project size of up to approximately 2.5 million gross square feet. We earn a monthly developer fee on this project.

In January 2010, we entered into an agreement to provide consulting services to assist with certain real estate rehabilitation and/or development projects associated with real property owned by the County of Los Angeles.

Significant Recent Events

Subsequent to March 31, 2010, we sold 4.2 million shares of common stock at prices ranging from $3.67 to $5.03 per share in our “at the market” equity offering program. These sales resulted in net proceeds to the Company of $15.3 million, to be used for general corporate purposes.

During the first quarter, we continued to sell condominium residences at Murano, and closed the sales of nine units during the quarter, resulting in a reduction of approximately $4.8 million in our construction loan balance. Since March 31, 2010, we have closed the sales of an additional seven units, and we have three units under contract of sale. Once these sales are closed, our inventory of unsold condominium residences will be 92 units, 79 of which have superior views and are above the 29th floor.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or are difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheets

Included are pro-rata consolidated statements of operations, as well as pro-rata consolidated balance sheets, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has been conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We present these financial measures under the pro-rata consolidation method to provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance measurements for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See page 9 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and page 10 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended March 31,
	2010	2009
Revenues:
Rental	$7,248	$7,407
Tenant reimbursements	5,039	5,951
Parking and other	1,004	775
Investment advisory, management, leasing and development services	1,983	1,624
Investment advisory, management, leasing and development services-unconsolidated real estate entities	3,504	3,901
Reimbursement of property personnel costs	1,412	1,613
Condominium sales	4,153	—

Total revenues	24,343	21,271

Expenses:
Property operating and maintenance	6,252	6,132
Real estate taxes	1,761	1,774
Investment advisory, management, leasing and development services	2,359	2,909
Reimbursable property personnel costs	1,412	1,613
Cost of condominium sales	3,018	26
Rent-unconsolidated real estate entities	117	73
Interest	4,809	6,801
Depreciation and amortization	3,470	3,193
General and administrative	3,558	4,363

Total expenses	26,756	26,884

Gain from extinguishment of debt	—	509
Interest income	9	140
Equity in net (loss) income of unconsolidated real estate entities	(840)	3,088

Loss before income taxes and noncontrolling interests	(3,244)	(1,876)
(Provision) benefit for income taxes	(159)	215

Net loss	(3,403)	(1,661)
Noncontrolling interests’ share of net loss:
Unitholders in the Operating Partnership	1,026	218
Partners in consolidated real estate entities	(44)	1,269

	982	1,487

TPGI share of net loss	$(2,421)	$(174)

Loss per share-basic and diluted	$(0.08)	$(0.01)
Weighted average common shares-basic and diluted	30,436,364	24,542,990

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2010	December 31, 2009
	(unaudited)	(audited)
ASSETS
Investments in real estate:
Operating properties, net	$274,401	$276,603
Land improvements – development properties	93,195	97,750

	367,596	374,353

Condominium units held for sale	61,522	64,101
Improved land held for sale	4,539	—
Investments in unconsolidated real estate entities	12,835	14,458
Cash and cash equivalents, unrestricted	32,217	35,935
Restricted cash	7,622	12,071
Rents and other receivables, net	4,407	4,389
Receivables from unconsolidated real estate entities	2,259	2,010
Above market rents, net	782	838
Deferred rents	13,561	12,954
Deferred leasing and loan costs, net	14,703	15,375
Deferred tax asset, net of valuation allowance	15,390	17,644
Other assets, net	8,489	5,275

Total assets	$545,922	$559,403

	March 31, 2010	December 31, 2009
	(unaudited)	(audited)
LIABILITIES AND EQUITY
Liabilities:
Mortgage, other secured and unsecured loans	$312,515	$318,236
Accounts payable and other liabilities	12,547	15,260
Unrecognized tax benefits	17,546	19,639
Below market rents, net	619	674
Prepaid rent and deferred revenue	3,330	3,249

Total liabilities	346,557	357,058

Equity:
Stockholders’ equity:
Common stock	309	308
Limited voting stock	138	138
Additional paid-in capital	185,423	185,344
Retained deficit and dividends including $81 and $74 of other comprehensive loss as of March 31, 2010 and December 31, 2009, respectively	(51,821)	(49,394)

Total stockholders’ equity	134,049	136,396
Noncontrolling interests:
Unitholders in the Operating Partnership	62,365	63,042
Partners in consolidated real estate entities	2,951	2,907

Total noncontrolling interests	65,316	65,949

Total equity	199,365	202,345

Total liabilities and equity	$545,922	$559,403

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the combined statements of operations of our unconsolidated real estate entities for the three months ended March 31, 2010 and 2009.

	Three months ended March 31,
	2010	2009
Revenues:
Rental	$50,753	$52,352
Tenant reimbursements	21,572	22,264
Parking and other	6,833	6,828

Total revenues	79,158	81,444

Expenses:
Property operating and maintenance	29,846	29,168
Real estate and other taxes	10,448	11,101
Interest	25,293	27,526
Depreciation and amortization	29,096	31,030

Total expenses	94,683	98,825

Loss from continuing operations	(15,525)	(17,381)
Gain on extinguishment of debt	—	67,017
Interest income	19	117

Net (loss) income	$(15,506)	$49,753

TPGI share of equity in net (loss) income of unconsolidated real estate entities	$(840)	$3,088

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the combined balance sheets of our unconsolidated real estate entities as of March 31, 2010 and December 31, 2009.

	March 31, 2010	December 31, 2009
ASSETS
Investments in real estate, net	$2,205,264	$2,224,709
Land held for sale	3,888	3,853
Cash and cash equivalents, unrestricted	13,928	24,918
Restricted cash	106,466	93,434
Rents and other receivables, net	3,423	3,546
Above market rents, net	1,921	2,117
Deferred rents	81,964	79,960
Deferred leasing and loan costs, net	137,419	144,287
Other assets	5,627	7,258

Total assets	$2,559,900	$2,584,082

LIABILITIES AND EQUITY
Mortgage, other secured, and unsecured loans	$2,230,685	$2,217,118
Accounts and interest payable and other liabilities	80,239	98,401
Below market rents, net	58,738	62,527

Total liabilities	2,369,662	2,378,046

Equity	190,238	206,036

Total liabilities and equity	$2,559,900	$2,584,082

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended March 31, 2010 and 2009, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended March 31, 2010			For the three months ended March 31, 2009
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$7,248	$9,821	$17,069	$7,407	$9,953	$17,360
Tenant reimbursements	5,039	3,696	8,735	5,951	3,736	9,687
Parking and other	1,004	1,255	2,259	775	1,277	2,052
Investment advisory, management, leasing and development services	1,983	—	1,983	1,624	—	1,624
Investment advisory, management, leasing and development services- unconsolidated real estate entities	3,504	76	3,580	3,901	50	3,951
Reimbursement of property personnel costs	1,412	—	1,412	1,613	—	1,613
Condominium sales	4,153	—	4,153	—	—	—

Total revenues	24,343	14,848	39,191	21,271	15,016	36,287

Expenses:
Property operating and maintenance	6,252	5,224	11,476	6,132	5,120	11,252
Real estate and other taxes	1,761	1,707	3,468	1,774	1,833	3,607
Investment advisory, management, leasing and development services	2,359	—	2,359	2,909	—	2,909
Reimbursable property personnel costs	1,412	—	1,412	1,613	—	1,613
Cost of condominium sales	3,018	—	3,018	26	—	26
Rent-unconsolidated real estate entities	117	—	117	73	—	73
Interest	4,809	4,033	8,842	6,801	4,119	10,920
Depreciation and amortization	3,470	4,799	8,269	3,193	5,072	8,265
General and administrative	3,558	—	3,558	4,363	—	4,363

Total expenses	26,756	15,763	42,519	26,884	16,144	43,028

Gain on extinguishment of debt	—	—	—	509	4,189	4,698
Interest income	9	75	84	140	27	167
Equity in net (loss) income of unconsolidated real estate entities	(840)	840	—	3,088	(3,088)	—

Loss before income taxes and noncontrolling interests	(3,244)	—	(3,244)	(1,876)	—	(1,876)
(Provision) benefit for income taxes	(159)	—	(159)	215	—	215

Net loss	(3,403)	—	(3,403)	(1,661)	—	(1,661)
Noncontrolling interests’ share of net loss:
Unitholders in the Operating Partnership	1,026	—	1,026	218	—	218
Partners in consolidated real estate entities	(44)	—	(44)	1,269	—	1,269

	982	—	982	1,487	—	1,487

TPGI share of net loss	$(2,421)	$—	$(2,421)	$(174)	—	$(174)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated balance sheets of TPGI as of March 31, 2010 and December 31, 2009, including reconciliation from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	March 31, 2010			December 31, 2009
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$367,596	$359,539	$727,135	$374,353	$363,206	$737,559
Investments in unconsolidated real estate entities	12,835	(12,835)	—	14,458	(14,458)	—
Condominium units held for sale	61,522	—	61,522	64,101	—	64,101
Land held for sale	4,539	972	5,511	—	963	963
Cash and cash equivalents, unrestricted	32,217	1,851	34,068	35,935	2,966	38,901
Restricted cash	7,622	24,723	32,345	12,071	22,341	34,412
Rents and other receivables, net	6,666	706	7,372	6,399	790	7,189
Above market rents, net	782	434	1,216	838	474	1,312
Deferred rents	13,561	18,116	31,677	12,954	17,814	30,768
Deferred leasing and loan costs, net	14,703	22,966	37,669	15,375	24,025	39,400
Deferred tax asset, net of valuation allowance	15,390	—	15,390	17,644	—	17,644
Other assets	8,489	1,010	9,499	5,275	1,458	6,733

Total assets	$545,922	$417,482	$963,404	$559,403	$419,579	$978,982

LIABILITIES AND EQUITY
Mortgage, other secured, and unsecured loans	$312,515	$397,453	$709,968	$318,236	$397,754	$715,990
Accounts payable and other liabilities	12,547	11,981	24,528	15,260	13,946	29,206
Unrecognized tax benefits	17,546	—	17,546	19,639	—	19,639
Below market rents, net	619	5,478	6,097	674	5,817	6,491
Prepaid rent and deferred revenue	3,330	2,570	5,900	3,249	2,062	5,311

Total liabilities	346,557	417,482	764,039	357,058	419,579	776,637

Noncontrolling interests	65,316	—	65,316	65,949	—	65,949
Total stockholders’ equity	134,049	—	134,049	136,396	—	136,396

Total liabilities and equity	$545,922	$417,482	$963,404	$559,403	$419,579	$978,982

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND TAXES (EBDT) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Loss to EBDT:

	For the three months ended March 31, 2010			For the three months ended March 31, 2009
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(2,421)	$—	$(2,421)	$(174)	$—	$(174)
Income tax provision (benefit)	159	—	159	(215)	—	(215)
Noncontrolling interests – unitholders in the Operating Partnership	(1,026)	—	(1,026)	(218)	—	(218)
Depreciation and amortization	3,470	4,799	8,269	3,193	5,072	8,265
Amortization of loan costs	256	167	423	85	314	399

EBDT	$438	$4,966	$5,404	$2,671	$5,386	$8,057

TPGI share of EBDT (1)	$302	$3,416	$3,718	$1,710	$3,448	$5,158

EBDT per share – basic and diluted			$0.12			$0.21

Weighted average common shares outstanding – basic and diluted			30,436,364			24,542,990

(1)	Based on an interest in our operating partnership of 68.79% and 64.01% for the three months ended March 31, 2010 and 2009, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation, amortization and asset impairment; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; vii) the adjustments to rental revenue to reflect the fair market value of rent; and viii) gain from extinguishment of debt. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Loss to ATCF:

	For the three months ended March 31, 2010			For the three months ended March 31, 2009
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(2,421)	$—	$(2,421)	$(174)	$—	$(174)
Income tax provision (benefit)	159	—	159	(215)	—	(215)
Noncontrolling interests – unitholders in the Operating Partnership	(1,026)	—	(1,026)	(218)	—	(218)
Depreciation and amortization	3,470	4,799	8,269	3,193	5,072	8,265
Amortization of loan costs	256	167	423	85	314	399
Non-cash compensation expense	508	—	508	938	—	938
Straight-line rent adjustments	540	(282)	258	254	(457)	(203)
Adjustments to reflect the fair market value of rent	—	(301)	(301)	8	(367)	(359)
Gain from extinguishment of debt	—	—	—	(509)	(4,189)	(4,698)

ATCF before income taxes	$1,486	$4,383	$5,869	$3,362	$373	$3,735

TPGI share of ATCF before income taxes (1)	$1,022	$3,015	$4,037	$2,152	$239	$2,391
TPGI income tax expense-current	(50)	—	(50)	(17)	—	(17)

TPGI share of ATCF	$972	$3,015	$3,987	$2,135	$239	$2,374

ATCF per share – basic and diluted			$0.13			$0.10

Weighted average common shares outstanding – basic and diluted			30,436,364			24,542,990

(1)	Based on an interest in our operating partnership of 68.79% and 64.01% for the three months ended March 31, 2010 and 2009, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

(unaudited)

Three months ended March 31, 2010	Property Management Fees	Development Services Fees	Leasing Fees	Investment Advisory Fees	Total Fees
Source of fees:
Wholly-owned properties	$380	$269	$111	$—	$760
Unconsolidated joint ventures	2,514	94	322	1,411	4,341
Consolidated joint venture	—	—	—	113	113
Non-owned properties	444	1,398	33	107	1,982

Total fees	$3,338	$1,761	$466	$1,631	7,196

Investment advisory, management, leasing and development services expenses					(2,359)

Net investment advisory, management, leasing and development services income					$4,837

Reconciliation to GAAP presentation:
Total fees					$7,196
Elimination of intercompany fee revenues					(1,709)

Investment advisory, management, leasing and development services revenues					$5,487

Three months ended March 31, 2009
Source of fees:
Wholly-owned properties	$434	$32	$47	$—	$513
Unconsolidated joint ventures	2,343	312	609	1,583	4,847
Consolidated joint venture	—	—	—	113	113
Non-owned properties	410	1,053	18	144	1,625

Total fees	$3,187	$1,397	$674	$1,840	7,098

Investment advisory, management, leasing and development services expenses					(2,909)

Net investment advisory, management, leasing and development services income					$4,189

Reconciliation to GAAP presentation:
Total fees					$7,098
Elimination of intercompany fee revenues					(1,573)

Investment advisory, management, leasing and development services revenues					$5,525

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA

Our Ownership Properties

		As of March 31, 2010			TPGI Share (1) (in thousands except square footage)
	Location	Rentable Square Feet (2)	Percent Leased (3)	TPGI Percentage Interest	Rentable Square Feet	Estimated Stabilized Net Operating Income (4)	Estimated Stabilized Net Operating Income-Cash Basis (5)	Expected Capital Expenditures to Complete Stabilization (6)	Loan Balance at March 31, 2010		Remaining Loan Capacity at March 31, 2010
Stabilized Properties
CityWestPlace	Houston, TX	1,473,020	99.0%	25.0%	368,255	$5,674	$5,118	$—	$53,350		$—
San Felipe Plaza	Houston, TX	980,472	87.7	25.0	245,118	3,318	3,015	—	29,425		—
2500 City West	Houston, TX	578,284	90.5	25.0	144,571	1,907	1,786	—	21,033		—
Research Park Plaza I and II	Austin, TX	271,882	94.7	6.3	16,993	316	293	—	3,219		—
Stonebridge Plaza II	Austin, TX	192,864	96.0	6.3	12,054	162	159	—	2,344		—
One Commerce Square	Philadelphia, PA	942,866	93.0	100.0	942,866	14,619	13,028	—	130,000		—
2121 Market Street (7)	Philadelphia, PA	22,136	100.0	50.0	11,068	1,110	1,110	—	9,211		—
Reflections II	Reston, VA	64,253	100.0	25.0	16,063	342	342	—	2,259		—

		4,525,777	93.9		1,756,988	27,448	24,851	—	250,841		—

Properties Projected to Stabilize in 2011
City National Plaza	Los Angeles, CA	2,496,084	83.2	25.0	624,020	15,246	14,258	$6,533	141,999		—
Two Commerce Square	Philadelphia, PA	953,276	85.2	100.0	953,276	16,851	16,334	14,199	107,985		—
Four Points Centre (Retail)	Austin, TX	6,600	27.3	100.0	6,600	138	138	186	—		—
Frost Bank Tower	Austin, TX	535,078	87.8	6.3	33,442	849	818	267	9,375		—
One Congress Plaza	Austin, TX	518,385	82.7	6.3	32,399	660	643	586	8,001		—
One American Center	Austin, TX	503,951	79.3	6.3	31,497	610	599	407	7,500		—
300 West 6th Street	Austin, TX	454,225	83.9	6.3	28,389	733	725	409	7,938		—
San Jacinto Center	Austin, TX	410,248	75.0	6.3	25,641	581	562	515	6,313		—
Fair Oaks Plaza	Fairfax, VA	179,688	85.8	25.0	44,922	890	859	911	11,075		—

		6,057,535	83.1		1,780,186	36,558	34,936	24,013	300,186

Properties Projected to Stabilize in 2012
Brookhollow Central I, II, and III	Houston, TX	805,967	67.5	25.0	201,492	2,682	2,460	8,742	12,585		—
Westech 360 I-IV	Austin, TX	175,529	51.9	6.3	10,971	153	153	346	7,293	(8)	—
Great Hills Plaza	Austin, TX	139,252	67.3	6.3	8,703	124	124	208	—	(8)	—
Four Points Centre (Office)	Austin, TX	192,062	17.3	100.0	192,062	3,190	3,164	8,660	25,372		9,900
Centerpointe I and II	Fairfax, VA	421,651	54.9	25.0	105,413	2,422	2,324	4,613	30,946		—
Reflections I	Reston, VA	123,546	100.0	25.0	30,887	667	667	2,299	5,422		—

		1,858,007	60.1		549,528	9,238	8,892	24,868	81,618		9,900

Properties Projected to Stabilize in 2013
Park Centre	Austin, TX	203,193	82.5	6.3	12,700	198	198	356	—	(8)	—

		203,193	82.5		12,700	198	198	356	—		—

Total / Average		12,644,512	83.5%		4,099,402	$73,442	$68,877	$49,237	$632,645		$9,900

Properties Controlled by Special Servicer
Oak Hill Plaza	King of Prussia, PA	164,360	95.1%	25.0%	41,090				$11,113	(9)
Walnut Hill Plaza	King of Prussia, PA	150,573	53.1	25.0	37,643				—	(9)
Four Falls Corporate Center	Conshohocken, PA	253,985	78.9	25.0	63,496				13,017

									$24,130	(10)

Footnotes on following page.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA - CONTINUED

Footnotes to Portfolio Data on previous page:

(1)	TPGI share information set forth in the table on the previous page is calculated by multiplying the applicable data for each property by our percentage ownership of each property.

(2)	For purposes of the table on the previous page, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street.

(3)	Occupancy at stabilization is expected to be approximately 95%. Certain properties that have occupancy greater than 95% as of March 31, 2010 are not considered stabilized due to upcoming tenant vacancies not yet reflected.

(4)	For properties currently stabilized, the estimated stabilized net operating income (NOI) represents the sum of i) the annual straight-line rent under existing leases which were in place as of March 31, 2010, calculated as if the leases began on March 31, 2010, and ii) estimated annual parking and other income for 2010, less estimated annual operating expenses for 2010 and adjusted for non-recurring items. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annual straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began at the point of stabilization, ii) the annual expected market rent for the remaining space (up to the stabilized occupancy percentage), and iii) estimated annual parking and other income, less estimated annual operating expenses and adjusted for non-recurring items.

(5)	For properties currently stabilized, the estimated stabilized NOI – cash basis represents the sum of i) the annual cash rent under existing leases which were in place as of March 31, 2010, and ii) estimated annual parking and other income for 2010, less estimated annual operating expenses for 2010 and adjusted for non-recurring items. For properties expected to become stabilized in future years, estimated stabilized NOI – cash basis represents the sum of i) the annual cash rent under existing leases which will be in place in the year the properties are stabilized, ii) the annual expected market rent for the remaining space (up to 95% occupancy), and iii) estimated annual parking and other income, less estimated annual operating expenses and adjusted for non-recurring items.

(6)	Expected capital expenditures to complete stabilization represent capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.

(7)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only; the estimated NOI for 2010 includes 168 residential units comprising 132,823 square feet.

(8)	Our Austin Portfolio bank term loan is secured by three of our Austin, Texas properties on a first mortgage basis and seven of our remaining Austin properties provide secondary equity pledges. Our pro-rata share of the obligation is $7.3 million, which is reflected entirely on the Westech 360 I-IV line. See footnote 5 on page 17.

(9)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The entire loan balance is included on the Oak Hill Plaza line.

(10)	Due to uncertainty regarding these matured loans currently in default, the stabilized net operating income and expected capital expenditures to complete stabilization data has been omitted. See footnote 9 on page 17 for further discussion regarding these loans.

Lease Expirations

The following table presents a summary of lease expirations for our portfolio for leases in place at March 31, 2010, plus available space. This table assumes that none of the tenants exercise renewal options or early termination rights, if any, at or prior to the scheduled expirations. Annualized net rent is based on the current net rent per leased square foot and excludes the effect of GAAP deferred rent adjustments and parking and other revenues.

TPGI Share of Consolidated and Unconsolidated Properties’ Lease Expirations
Year	Rentable Square Feet of Expiring Leases	Percentage of Aggregate Square Feet	Annualized Net Rent Per Leased Square Foot	Annualized Net Rent Per Leased Square Foot at Expiration	2010 Market Net Rent (1)
Vacant	715,300	16.9%	$—	$—	$20.04
2010	209,757	4.9	14.61	15.16	19.73
2011	146,077	3.4	15.26	15.90	19.99
2012	290,109	6.8	16.50	17.47	21.49
2013	452,091	10.7	17.58	19.47	22.83
2014	355,045	8.4	15.21	17.68	20.82
2015	517,805	12.2	13.68	17.74	22.90
2016	177,193	4.2	14.26	18.50	22.03
2017	335,983	7.9	16.31	20.63	22.42
2018	175,926	4.1	17.12	23.56	20.82
2019	84,352	2.0	17.17	25.63	22.18
Thereafter	781,993	18.5	9.96	21.06	22.58

Total/Weighted Average	4,241,631	100.0%	$14.40	$19.23	$21.65

(1)	Source: Torto Wheaton

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA – CONTINUED

($ in thousands except for average amounts)

Our Development Properties

						Actual /Projected Entitlements			TPGI Share, as of March 31, 2010
	Location	TPGI Percentage Interest	Number of Acres		Potential Property Types	Square Feet	Units	Status of Entitlements	Costs Incurred to Date	Average Cost Per Square Foot	Loan Balance
Pre-Development:
Campus El Segundo (1)	El Segundo, CA	100.0%	23.9		Office/Retail/R&D/Hotel	1,675,000		Entitled	$55,644	$33.22	$17,000
MetroStudio@Lankershim (2)	Los Angeles, CA	NA	14.4		Office/Production Facility	1,500,000		Pending	14,622	9.75	—
Four Points Centre	Austin, TX	100.0	252.5		Office/Retail/R&D/Hotel	1,680,000		Entitled	18,038	10.74	—
2100 JFK Boulevard	Philadelphia, PA	100.0	0.7		Office/Retail/R&D/Hotel	366,000		Entitled	4,891	13.36
2500 City West land	Houston, TX	25.0	3.3	(3)	Office/Retail/Residential/Hotel	500,000		Entitled	900	7.20	—
CityWestPlace land	Houston, TX	25.0	25.0		Office/Retail/Residential	1,500,000		Entitled	5,336	14.23	—

						7,221,000			99,431	$16.36	17,000

Fee Services:
Universal Village (4)	Los Angeles, CA	NA	124.0		Residential/Retail	180,000	2,937	Pending	—		—
Wilshire Grand (5)	Los Angeles, CA	NA	2.7		Office/Retail/Residential/Hotel	2,500,000	50	Pending	—		—

						9,901,000	2,987		$99,431		$17,000

Condominium Units Held for Sale:

					As of March 31, 2010
	Location	TPGI Percentage Interest		Description	Number of Units Sold To Date	Total Square Feet Sold To Date	Average Sales Price Per Square Foot Sold To Date	Number of Units Remaining To Be Sold (7)	Total Square Feet Remaining To Be Sold	Average List Price Per Square Foot To Be Sold	Book Carrying Value	Loan Balance
Murano	Philadelphia, PA	73.0	% (6)	43-story for-sale condominium project containing 302 units. Certificates of occupancy received for 100% of units.	206	230,441	$519	96	121,399	$751	$61,522	$32,158

(1)	We have completed infrastructure improvements to our Campus El Segundo development site, including installing underground utilities, rough grading, and streetscape improvements. The first phase of development is anticipated to include a 225,000 square foot, six-story Class A office building and parking structure to be constructed on 2.7 acres, which we are currently marketing to prospective tenants. The number of acres and the costs incurred to date excludes approximately 2.2 acres currently under contract for sale with a third party. TPGI’s carrying value of the 2.2 acres is approximately $4.5 million.
(2)	We are currently entitling this property, targeting approximately 1.5 million square feet. The first phase of this transit-oriented development is planned to become a television production facility and office space, in accordance with the space needs of NBC Universal. We expect to enter into a long-term ground lease with the Los Angeles Metropolitan Transportation Authority (which owns the land) upon completion of entitlements.
(3)	The number of acres excludes approximately 3.0 acres currently under contract for sale with a third party. This parcel is not encumbered by any debt and has a carrying value of approximately $3.9 million, of which TPGI’s share is approximately $1.0 million.
(4)	We have been engaged by NBC Universal to entitle and master plan their Universal Studios Hollywood backlot on which we have a right of first offer (ROFO) to develop approximately 124 acres for residential and related retail and community-serving uses. We are pursuing environmental clearance and governmental approvals for approximately 2,937 residential units and 180,000 square feet of retail and community-serving space. Upon successful completion of the entitlement process and our exercise of the ROFO, it is anticipated this project will be developed in phases over several years, subject to market conditions.
(5)	We have been engaged by Korean Air to entitle and master plan a 2.7 acre site in downtown Los Angeles for 2,500,000 square feet of development that consists of office, hotel, residential and retail uses.
(6)	We have a $27.0 million preferred equity interest in Murano. Excluding the preferred equity interest, we hold a 73% interest in the property.
(7)	Of the 96 units remaining to sell, 80 units are above the 29th floor and have superior views.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA– CONTINUED

Our Managed Properties

Managed Properties	Location	Year Built Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	98.5%
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	100.0
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0
1835 Market Street	Philadelphia, PA	1987	686,503	89.5
816 Congress (leasing only)	Austin, TX	1984	433,324	79.4

Total/Weighted Average			2,592,416	93.6%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

Mortgages and Other Loans	Interest Rate at March 31, 2010	Principal Amount		TPGI Share of Principal Amount	Maturity Date		Maturity Date at End of Extension Options
2010 Maturity Date at End of Extension Options
City National Plaza:
Senior mortgage loan	1.3%	$348,925		$87,231	7/9/2010		7/9/2010
Mezzanine loans	3.4	219,074	(1)	54,768	7/9/2010		7/9/2010
Murano construction loan	7.0	32,158	(2)	32,158	7/31/2010		7/31/2010
Brookhollow Central I, II, and III	2.9	50,337		12,585	8/9/2010		8/9/2010
San Felipe Plaza	5.0	117,700		29,425	8/11/2010		8/11/2010
2500 City West	4.9	84,132		21,033	8/11/2010		8/11/2010

Subtotal - 2010 maturities		852,326		237,200

2011 Maturity Date at End of Extension Options
CityWestPlace - mortgage loan (Buildings III & IV)	1.5	92,400		23,100	7/1/2011		7/1/2011

Subtotal - 2011 maturities		92,400		23,100

2012 Maturity Date at End of Extension Options
Centerpointe I and II	1.8	123,780		30,946	2/9/2011	(3)	2/9/2012
Research Park Plaza I and II	1.6	51,500		3,219	6/9/2011	(4)	6/9/2012
Stonebridge Plaza II	1.4	37,500		2,344	6/9/2011	(4)	6/9/2012

Subtotal - 2012 maturities		212,780		36,509

2013 Maturity Date at End of Extension Options
Two Commerce Square – mortgage loan	6.3	107,985		107,985	5/9/2013		5/9/2013

Subtotal - 2013 maturities		107,985		107,985

2014 and After Maturity Date at End of Extension Options
Austin Portfolio bank term loan	3.5	116,685	(5)	7,293	6/1/2013		6/1/2014
Campus El Segundo mortgage loan	4.0	17,000		17,000	7/31/2011	(6)	7/31/2014
Four Points Centre construction loan	3.8	25,372		25,372	7/31/2012	(7)	7/31/2014
Reflections I	5.2	21,686		5,422	4/1/2015		4/1/2015
Reflections II	5.2	9,035		2,259	4/1/2015		4/1/2015
City National Plaza - note payable to former partner	5.8	19,758		4,940	7/1/2012		1/4/2016
One Commerce Square - mortgage loan	5.7	130,000		130,000	1/6/2016		1/6/2016
CityWestPlace - mortgage loan (Buildings I & II)	6.2	121,000		30,250	7/6/2016		7/6/2016
Fair Oaks Plaza	5.5	44,300		11,075	2/9/2017		2/9/2017
Frost Bank Tower	6.1	150,000		9,375	6/11/2017		6/11/2017
One Congress Plaza	6.1	128,000		8,001	6/11/2017		6/11/2017
300 West 6th Street	6.0	127,000		7,938	6/11/2017		6/11/2017
One American Center	6.0	120,000		7,500	6/11/2017		6/11/2017
San Jacinto Center	6.1	101,000		6,313	6/11/2017		6/11/2017
2121 Market Street	6.1	18,421	(8)	9,211	8/1/2033		8/1/2033

Subtotal - 2014 and thereafter maturities		1,149,257		281,949

Total		$2,414,748		$686,743

Weighted average interest rate at March 31, 2010	4.3%
Loans on Properties Controlled by the Special Servicer
Four Falls Corporate Center	5.3%	$52,067	(9)	$13,017	3/6/2010		3/6/2010
Oak Hill Plaza/ Walnut Hill Plaza	5.3	44,452	(9)	11,113	3/6/2010		3/6/2010

Subtotal - properties controlled by the special servicer		$96,519		$24,130

Footnotes on following page.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – CONTINUED

Footnotes to Debt Summary on previous page:

In connection with some of the loans listed in the Debt Summary, in the case of consolidated assets, our operating partnership is subject to customary non-recourse carve out obligations; in the case of certain joint venture assets, TPG/CalSTRS is subject to customary non-recourse carve out obligations.

(1)	During the first quarter 2010, we advised CalSTRS, our partner in City National Plaza, in acquiring all of the property’s mezzanine debt. CalSTRS will contribute this debt to the partnership’s equity, reducing the leverage on the property by the full amount of the mezzanine loans. We are in discussions with CalSTRS to obtain an option to participate in the loan purchase up to our current pro rata share of 25% of the current City National Plaza equity.

(2)	This loan is nonrecourse to the Company, but the Company guarantees the payment of interest on the loan during the term of the loan.

(3)	The loan has a remaining one-year extension option at our election, subject to a debt service coverage ratio of 1:1.

(4)	The loan has one one-year extension option at our election.

(5)	We and our partners in the Austin Portfolio have committed to fund $60.0 million of new senior priority financing, which is senior to the Austin Portfolio bank loan. $33.0 million of the $60.0 million commitment has been funded as of March 31, 2010, of which our share is $2.1 million, and is accounted for as equity.

(6)	The loan agreement was modified and the loan maturity was extended to July 31, 2011 with three one-year extension options, subject to our compliance with certain covenants, with a final maturity date of July 31, 2014 if all extension options are exercised. The lender has the right to require payment of $2.5 million at the time of each extension. We have guaranteed this loan.

(7)	The loan agreement was modified and the loan maturity was extended to July 31, 2012 with two one-year extension options at our election subject to certain conditions. We have provided a completion guaranty and have guaranteed a portion of the principal and interest payable. We have also provided additional collateral of approximately 62.4 acres of fully entitled unimproved land, which is adjacent to our Four Points Centre office buildings. We have committed to pay down the principal amount of the loan in the total amount of $3.9 million of which $1.3 million was paid in January, 2010 and the balance of $2.6 million will be paid in two equal installments, in June and December, 2010. $9.9 million remains unfunded and available to be drawn to fund any remaining project costs.

(8)	The loan is guaranteed by our operating partnership and our co-general partner in the partnership that owns 2121 Market Street, up to a maximum amount of $3.3 million.

(9)	On March 6, 2010, an aggregate of $96.5 million in mortgage loans owed by subsidiaries of TPG/CalSTRS on unconsolidated properties at Four Falls Corporate Center, Oak Hill Plaza and Walnut Hill Plaza matured. The borrowers under these loans have not repaid these loans which are currently in default. These loans are non-recourse to the Company, and we do not anticipate making any equity contributions to support the repayment or refinancing of these loans. We are currently in discussions with the lenders to restructure the debt or facilitate a sale or other liquidation of these properties.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of March 31, 2010:

Debt		Aggregate Principal
Mortgage, other secured, and unsecured loans		$312,515
Company share of unconsolidated debt		373,323
Company share of unconsolidated debt controlled by special servicer		24,130

Total combined debt		$709,968

Equity	Shares/Units Outstanding	Market Value (1)
Common stock	30,978,621	$102,229
Operating partnership units (2)	14,278,885	47,120

Total common equity	45,257,506	$149,349

Total consolidated market capitalization		$461,864

Total combined market capitalization (3)		$859,317

(1)	Based on the closing price of $3.30 per share of TPGI common stock on March 31, 2010.
(2)	Includes outstanding operating partnership units not owned by TPGI and incentive units as of March 31, 2010.
(3)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo Paul S. Rutter	Executive Vice President, Director Executive Vice President and General Counsel
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director